Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[X]     Preliminary proxy statement
[ ]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         FIRST SOUTHERN BANCSHARES, INC.
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               (Name of Registrant as Specified in Its Charter)

                        FIRST SOUTHERN BANCSHARES, INC.
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                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)     Title of each class of securities to which transaction applies:
                              N/A
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(2)     Aggregate number of securities to which transactions applies:
                              N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)     Proposed maximum aggregate value of transaction:
                              N/A
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
                             N/A
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(2)     Form, schedule or registration statement no.:
                             N/A
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(3)     Filing party:
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(4)     Date filed:
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                               March 14, 1997





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Southern Bancshares, Inc. ("Corporation"), the holding company for First Southern Bank ("Bank"). The meeting will be held at the main office of the Bank at 102 South Court Street, Florence, Alabama, on Wednesday, April 16, 1997, at 10:00 a.m., Central Time.

     The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Marmann & Associates, P.C., the Corporation's independent auditors, will be present to respond to appropriate questions of stockholders.

     To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     We look forward to seeing you at the meeting.

                                       Sincerely,




                                       Charles L. Frederick, Jr.
                                       President and Chief Executive Officer

                          FIRST SOUTHERN BANCSHARES, INC.
                              102 South Court Street
                             Florence, Alabama  35630
                                  (205) 764-7131

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                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On April 16, 1997
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     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of First Southern Bancshares, Inc. ("Corporation") will be held at the main office of First Southern Bank at 102 South Court Street, Florence, Alabama, on Wednesday, April 16, 1997, at 10:00 a.m., Central Time.


     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.    The election of three directors of the Corporation;

     2. The approval of an amendment to the Corporation's Certificate of Incorporation to decrease the number of authorized shares of common stock to 4 million shares; and

     3. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 1, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       M. KAYE TOWNSEND
                                       SECRETARY


Florence, Alabama
March 14, 1997

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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE
CORPORATION THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A
QUORUM.  A SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO
POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.
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                             PROXY STATEMENT
                                   OF
                       FIRST SOUTHERN BANCSHARES, INC.
                          102 South Court Street
                         Florence, Alabama  35630
                            (205) 764-7131
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                     ANNUAL MEETING OF STOCKHOLDERS
                             April 16, 1997
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     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southern Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders ("Meeting") of the Corporation. The Meeting will be held at the main office of First Southern Bank ("Bank") at 102 South Court Street, Florence, Alabama, on Wednesday, April 16, 1997, at 10:00 a.m., Central Time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 14, 1997.

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                          REVOCATION OF PROXIES
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     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and at all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at 102 South Court Street, Florence, Alabama 35630, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Proxies, which are executed and returned but where no instructions are indicated, will be voted for the nominees for directors and the other proposal set forth below.

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              VOTING SECURITIES AND SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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     Stockholders of record as of the close of business on March 1, 1997 ("Record Date"), are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of the Record Date, the Corporation had 1,967,569 shares of Common Stock issued and outstanding.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each director nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Thus, abstentions on the Corporation's proposals to approve the amendment to the Corporation's Certificate of Incorporation will have the effect of a vote against such proposal. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal and, accordingly, will have no effect on the outcome of such proposal.

     If a stockholder is a participant in the Bank's Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officer" of the Corporation, and all executive officers and directors of the Corporation as a group.

                                    Amount and Nature     Percent of
                                     of Beneficial        Common Stock
Beneficial Owner                     Ownership (1)        Outstanding
----------------                     -------------        -----------

Beneficial Owners of More Than 5%

First Southern Bank Employee           163,845               8.33%
Stock Ownership Plan Trust

Directors

William E. Batson                       13,075               0.66
James E. Bishop                         48,203               2.44
Milka S. Duke                           13,075               0.66
Gary A. Gamble                          83,610               4.25
J. Acker Rogers                         28,105               1.43
Kenneth A. Williams                     12,575               0.64

Named Executive Officers*

Charles L. Frederick, Jr.**             38,115               1.94
Thomas N. Ward**                        35,560               1.81

All Executive Officers and
Directors as a Group (8 persons)       272,318              13.84
____________________
* Under SEC regulations, the term "named executive officers" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Charles L. Frederick and Thomas
    N. Ward were the Corporation's only "named executive officers" for the fiscal year ended December 31, 1996.
**  Messrs. Frederick and Ward are also directors of the Corporation.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from the Record Date. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.

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                        PROPOSAL I - ELECTION OF DIRECTORS
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      The Corporation's Board of Directors consists of eight directors. The Board is divided into three classes with staggered terms, and each director is elected for a three-year term. Three directors will be elected at the Meeting to serve for a three-year period, or until their respective successors have been duly elected and qualified. The Board of Directors has nominated for election as directors James E. Bishop, Milka S. Duke and J. Acker Rogers, all of whom are current members of the Boards of Directors of the Corporation and the Bank. Stockholders are not permitted to cumulate their votes for the election of directors.

      If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The Board of Directors recommends a vote "FOR" the election of all Board nominees set forth below.

      The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                                       Year
                                                       First        Year
                          Principal Occupation         Elected      Term
   Name           Age(1)  During Last Five Years      Director(2)  Expires
   ----           ------  ----------------------      -----------  -------

                               BOARD NOMINEES

James E. Bishop     48    Owner and President of Jim     1991      2000(3)
                          Bishop Chevrolet GEO Buick
                          Oldsmobile, Inc., Tuscumbia,
                          Alabama.

Milka S. Duke       70    Retired; former Senior Vice    1987      2000(3)
                          President, Vice President
                          and Corporate Secretary of
                          the Bank.

J. Acker Rogers     50    Owner and President of         1991      2000(3)
                          Rogers, Carlton & Associates,
                          Inc., Florence, Alabama, a
                          general insurance agency.

                    (table continued on following page)

                                                       Year
                                                       First        Year
                          Principal Occupation         Elected      Term
   Name           Age(1)  During Last Five Years      Director(2)  Expires
   ----           ------  ----------------------      -----------  -------

                       DIRECTORS CONTINUING IN OFFICE

Charles L.
  Frederick, Jr.    58    President and Chief           1988        1998
                          Executive Officer of the
                          Corporation and the Bank.

William E. Batson   73    Chairman of the Board of      1977        1998
                          the Corporation and the
                          Bank; self-employed public
                          accountant, Florence, Alabama.

Gary A. Gamble      44    Owner and President of        1992        1998
                          TransMart, Inc., a national
                          distributor of automobile
                          transmission parts, Florence,
                          Alabama.

Thomas N. Ward      41    Executive Vice President and  1988        1999
                          Chief Operating Officer of
                          the Corporation and the Bank.

Kenneth A.
  Williams          72    Retired partner of Williams   1967        1999
                          & Son Oil Co., Florence,
                          Alabama.
----------------
(1)   At December 31, 1996.
(2)   Includes prior service on the Board of Directors of the Bank.
(3)   Assuming election at the Meeting.

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              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

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     The Boards of Directors of the Corporation and the Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1996, the Board of Directors of the Corporation held 10 meetings and the Board of Directors of the Bank held 13 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     The Board of Directors of the Bank has established an Audit Committee, Personnel/Compensation Committee, and the Board of Directors of the Corporation has established a Nominating Committee, among others.

     The Audit Committee consists of Messrs. Williams (Chairman), Bishop and Gamble. It meets as-needed, but no fewer than at least once every six months, and is responsible for reviewing and evaluating the internal controls and accounting procedures and for recommending the annual appointment of the outside auditor and meets with them to review the results of the annual audit and any related matters. The Audit Committee met two times during the fiscal year ended December 31, 1996.

     The Personnel/Compensation Committee consists of Ms. Duke (Chairman), Messrs. Bishop and Rogers. It meets as-needed, but no fewer than at least once every six months, and is responsible for reviewing and recommending annual salary levels for executive officers, including the Chief Executive Officer, to the Board of Directors and for reviewing and establishing the personnel policies and procedures. The Personnel/Compensation Committee met three times during the fiscal year ended December 31, 1996.

     The full Board of Directors of the Corporation acts as the Nominating Committee for selecting the nominees for election as directors. The Corporation's Certificate of Incorporation provides that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to the date of a meeting of stockholders; provided, however, that if less than thirty-one days' notice of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the stockholder giving such notice, his or her name and address as they appear on the Corporation's books, and the class and number of shares of the Corporation which are beneficially owned by such stockholder. The Board of Directors met once in its capacity as the Nominating Committee during the year ended December 31, 1996.


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                         DIRECTORS' COMPENSATION
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     Directors of the Corporation receive a quarterly retainer of $550. Directors of the Bank, who also serve as directors of the Corporation, receive a fee of $750 per month with the exception of the Chairman of the Board who receives a fee of $850 per month. Non-officer directors receive an additional $100 for committee meetings. Total fees paid to directors of the Corporation and the Bank during the fiscal year ended December 31, 1996 were $84,600.

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                         EXECUTIVE COMPENSATION
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     Summary Compensation Table. The following information is furnished for the Messrs. Frederick and Ward.

                                          Long-term Compensation
                  Annual Compensation(1)         Awards              All
                  ----------------------  ------------------------  Other
                                          Restricted     Number     Annual
Name and                                    Stock          of       Compen-
Position          Year  Salary(2)  Bonus   Awards(3)    Options(4)  sation
---------         ----  ---------  -----  ----------    ----------  ------

Charles L.
  Frederick       1996  $134,095  $25,470  $206,561      20,499       --
President and     1995   121,100   20,470        --          --       --
Chief Executive   1994   108,000   11,520        --          --       --
Officer

Thomas N. Ward    1996  $114,397  $22,950  $180,810      20,499       --
Executive Vice    1995   101,850   17,920        --          --       --
President and     1994    88,000   10,080        --          --       --
Chief Operating
Officer

                          (footnotes on following page)

___________
(1) All compensation is paid by the Bank. Excludes certain additional benefits received by each individual, the aggregate amounts of which do not exceed 10% of the particular individual's total annual salary and bonus.
(2) Salaries for Messrs. Frederick and Ward each include $11,000 in directors' fees.
(3) Represents the value of restricted stock awards at April 17, 1996, the date of grant, pursuant to the Management Recognition Plan ("MRDP"). Dividends are paid on such awards if and when declared and paid by the Corporation on the Common Stock. At December 31, 1996, the value of the unvested awards (which vest pro rata over a five-year period with the first 20% installment vesting on April 17, 1997) for Messrs. Frederick and Ward was $160,659 (13,115 shares at $12.25 per share) and $140,630
    (11,480 shares at $12.25 per share), respectively.
(4) Subject to pro rata vesting over a five year period with the first 20% installment vesting on April 17, 1997.

     Options Grants Table. The following information is provided for Messrs. Frederick and Ward.

                         Number of     Percent of
                         Securities    Total Options
                         Underlying    Granted to
                         Options       Employees in    Exercise   Expiration
Name                     Granted (1)   Fiscal Year     Price (2)     Date
----                     -----------   -------------   ---------     ----

Charles L. Frederick      20,499          10%           $11.75     04/15/06

Thomas N. Ward            20,499          10%            11.75     04/15/06
_____________
(1) Subject to pro rata vesting over a five year period with the first 20% installment vesting on April 17, 1997.
(2)  Adjusted to reflect return of capital payments during fiscal 1996.

     Option Exercise/Value Table. The following information is provided for Messrs. Frederick and Ward.

                                        Number of            Value of
                                        Securities          Unexercised
                                        Underlying         In-the-Money
                    Shares              Unexercised          at Fiscal
                   Acquired               Options            Year End
                     on      Dollar   ----------------    ----------------
                    Exer-    Value    Exer-    Unexer-    Exer-    Unexer-
Name                cise    Realized  cisable  cisable    cisable  cisable
----               -------  --------  -------  -------    -------  -------

Charles L.
  Frederick          --        --       --     20,499       --    $240,863

Thomas N. Ward       --        --       --     20,499       --     240,863

     Employment Agreements. Effective April 20, 1995, the Corporation and Bank (collectively, "Employers") entered into three-year employment agreements with Messrs. Frederick and Ward providing for initial salary levels of $110,000 and $90,000, respectively, which amounts will be paid by the Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The salary of each executive officer may not be decreased during the term of the employment agreement without the prior written consent of the officer. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by the executive officer. The agreements are terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

     The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment within 12 months of a change in control where the executive officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a change of control is deemed to have occurred when (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

     The severance payments from the Employers will equal 2.99 times Messrs. Frederick's and Ward's average annual compensation during the preceding five years. Such amount will be paid in a lump sum within ten business days following the termination of employment. Had a change in control of the Employers occurred during the year ended December 31, 1996, they would have been entitled to a severance payment of approximately $323,000 and $264,000, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that certain severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts Messrs. Frederick's and Ward's right to compete against the Employers for a period of one year from the date of termination of the agreement if Messrs. Frederick and Ward voluntarily terminate their employment, except in the event of a change in control.

     Pension Plan. The Bank maintains a non-contributory defined benefit pension plan for the benefit of all employees who have completed at least six months of service and attained age 21. Plan benefits are based on a participant's length of service and compensation, which is defined to include total taxable compensation as reported to the Internal Revenue Service on Form W-2. Participants are 100% percent vested in their accrued benefits after five years of service.

     At normal retirement age under the plan (age 65), a participant would receive an annual benefit equal to 2% of his or her years of credited service times the average of his or her highest five years' compensation. The normal form of benefit is a monthly annuity payable for the participant's life. Optional forms of benefit include a lump sum payment and various alternative annuity payments. The plan also provides for proportionately reduced benefits in the event of a participant's early retirement prior to attaining normal retirement age 65. Benefits are not subject to reduction for Social Security or other offset amounts. At December 31, 1996, Messrs. Frederick and Ward had 30 and 18 years of credited service under the plan, respectively.

     The following table sets forth annual benefits payable at normal retirement age (age 65) in the form of a life annuity. Under the Code, the plan may not provide annual benefits in excess of a statutory maximum level ($125,000 per year in calendar 1996).

Highest
Five Year
Average        ----------------------------------------------------------
Compensation       15         20          25          30          35
------------   ----------------------------------------------------------

$ 10,000      $  3,000   $  4,000    $  5,000     $  6,000     $  7,000
$ 20,000         6,000      8,000      10,000       12,000       14,000
$ 30,000         9,000     12,000      15,000       18,000       21,000
$ 40,000        12,000     16,000      20,000       24,000       28,000
$ 50,000        15,000     20,000      25,000       30,000       35,000
$ 60,000        18,000     24,000      30,000       36,000       42,000
$ 70,000        21,000     28,000      35,000       42,000       49,000
$ 80,000        24,000     32,000      40,000       48,000       56,000
$ 90,000        27,000     36,000      45,000       54,000       63,000
$100,000        30,000     40,000      50,000       60,000       70,000
$110,000        33,000     44,000      55,000       66,000       77,000

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            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

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      Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on a review of the reports and written representations provided to the Corporation by the persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were complied with properly and timely during the fiscal year ended December 31, 1996.

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                     TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------
    Director J. Acker Rogers is part owner of the insurance firm of Rogers, Carlton & Associates, Inc., from which the Bank has purchased insurance for the past several years. Rogers, Carlton & Associates, Inc. received $99,000 from the Bank during the fiscal year ended December 31, 1996.

    As required by applicable law and regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. At December 31, 1996, loans to executive officers and directors totalled $2.2 million.

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  PROPOSAL II - APPROVAL OF AN AMENDMENT TO CERTIFICATE OF
INCORPORATION
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    On February 13, 1997, the Corporation's Board of Directors adopted, subject to stockholder approval, an amendment to the Corporation's Certificate of Incorporation to decrease the number of authorized shares of Common Stock from the present 8 million to 4 million. The purpose of the amendment is to reduce the Corporation's annual franchise tax liability to the State of Delaware (the Corporation's jurisdiction of incorporation), which is based on the amount of authorized capital stock of the Corporation. Based on the franchise tax rate for calendar year 1996, the Corporation would save approximately $20,000 annually as result of the proposed decrease in the number of authorized shares of Common Stock.

    If approved by stockholders, the proposed amendment would only change the initial sentence of Article VII of the Corporation's Certificate of Incorporation as follows:

     From: "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 8,500,000, of which 8,000,000 are to be shares of common stock, $.01 par value per share, and of which 500,000 are to be shares of serial preferred stock, $.01 par value per share."

     To: "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 4,500,000, of which 4,000,000 are to be shares of common stock, $.01 par value per share, and of which 500,000 are to be shares of serial preferred stock, $.01 par value per share."

    The approval of the reduction in the number of authorized shares of Common Stock will not preclude the Corporation's Board of Directors from adopting, subject to stockholder approval, a future amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock back to the present level of 8 million shares or higher, should the need for additional authorized shares arise. Among other things, such need could arise to effect a stock split or an acquisition of another company, none of which, however, are contemplated or planned at the present time.

    The approval of the amendment to the Corporation's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Corporation's outstanding shares of Common Stock. The Board of Directors recommends a vote "FOR" the amendment to the Corporation's Certificate of Incorporation.

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                           AUDITORS
-----------------------------------------------------------------------------

    Marmann & Associates, P.C., served as the Corporation's independent public accountants for the 1996 fiscal year. The Board of Directors has appointed Marmann & Associates, P.C., to be its auditors for the 1997 fiscal year. A representative of Marmann & Associates, P.C. is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

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                          OTHER MATTERS
-----------------------------------------------------------------------------

    The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

    The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of these proxy solicitation materials or as having been incorporated herein by reference.

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                          STOCKHOLDER PROPOSALS
-----------------------------------------------------------------------------

    In order to be eligible for inclusion in the Corporation's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 102 South Court Street, Florence, Alabama, no later than November 14, 1997. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                M. KAYE TOWNSEND
                                SECRETARY


Florence, Alabama
March 14, 1997



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                                FORM 10-KSB
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A copy of the Corporation's Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to M. Kaye Townsend, Corporate Secretary, First Southern Bancshares, Inc., 102 South Court Street, Florence, Alabama 35630.
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PAGE

                          REVOCABLE PROXY
                   FIRST SOUTHERN BANCSHARES, INC.

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                   ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 16, 1997
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     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of First Southern Bancshares, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Southern Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main offices of First Southern Bank at 102 South Court Street, Florence, Alabama, on Wednesday, April 16, 1997, at 10:00 a.m., Central Time, and at any and all adjournments thereof, as follows:


                                                               VOTE
                                                   FOR       WITHHELD
                                                   ---       --------
     1.   The election as directors of
          all nominees listed below
          (except as noted to the
          contrary below).                         [ ]         [ ]

          James E. Bishop
          Milka S. Duke
          J. Acker Rogers

          INSTRUCTION:  To withhold your
          vote for any individual nominee,
          write that nominee's name on
          the line below.

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                                               FOR    AGAINST   ABSTAIN
                                               ---    -------   -------

     2.   The approval of an amendment         [ ]      [ ]       [ ]
          to the Corporation's Certificate
          of Incorporation to decrease the
          number of authorized shares of
          common stock to 4 million shares.

     3.   Such other matters that may properly
          come before the Meeting or any
          adjournments thereof.

     The Board of Directors recommends a vote "FOR" the above proposals.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED.  IF ANY
OTHER BUSINESS
IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY
THOSE NAMED IN THIS
PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD
OF DIRECTORS
KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting of Stockholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and an Annual Report to Stockholders.


Dated:              , 1997
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PRINT NAME OF STOCKHOLDER                    PRINT NAME OF
STOCKHOLDER



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SIGNATURE OF STOCKHOLDER                     SIGNATURE OF
STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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